Capital City Bank Group, Inc.

Reports Second Quarter 2024

Results
TALLAHASSEE, Fla.

(July 23, 2024) – Capital City Bank Group, Inc. (NASDAQ: CCBG)

today reported net income attributable to
common shareowners of $14.2 million, or $0.83 per diluted share, for the second quarter of 2024

compared to $12.6 million, or
$0.74 per diluted share, for the first quarter of 2024, and $14.2 million, or $0.

83 per diluted share, for the second quarter of 2023.
QUARTER HIGHLIGHTS (2
nd

Quarter 2024

versus 1
st

Quarter 2024)
Income Statement
●
Tax-equivalent

net interest income totaled $39.3 million compared

to $38.4 million for the prior quarter - total deposit cost
increased 10 basis points to 95 basis points

– net interest margin increased

one basis point to 4.02%
●
Stable credit quality metrics and credit

loss provision - net loan charge

-offs were 18 basis points (annualized) of average

loans –
allowance coverage ratio increased 2 basis points

to 1.09% at June 30, 2024
●
Noninterest income increased

$1.5 million, or 8.3%, due to higher mortgage banking revenues
●
Noninterest expense was well-controlled

with a $0.3 million, or 0.7%, increase for the quarter
●
Reduction in effective tax rate reflected a new investment

in a solar tax credit fund

Balance Sheet
●
Loan balances decreased $1.9 million, or

0.1% (average), and declined $40.9 million, or 1.5% (end of period)
●
Deposit balances increased by $64.5 million,

or 1.8% (average), and decreased $46.2 million,

or 1.3% (end of period)
●
Tangible

book value per diluted share (non-GAAP financial measure)

increased $0.72, or 3.4%

Commenting on the company's results, William G. Smith,

Jr., Capital City Bank Group Chairman,

President, and CEO, said, "I am
pleased with the quarter and how the year is progressing. Our disciplined approach resulted in tangible book value growth of 3.4%
for the quarter, driven by margin

expansion and stable credit quality.

We are poised for

a successful year and remain focused on
initiatives that drive sustained core profitability."

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the second quarter of 2024

totaled $39.3 million, compared to $38.4 million for the first quarter of 2024, and $40.2 million for the second quarter of 2023.

Compared to the first quarter of 2024, the increase was primarily due to higher overnight funds and loan interest income that was partially offset by higher deposit interest expense.

The increase in
overnight funds interest income reflected higher average deposit balances and the increase in loan interest income reflected existing
loans re-pricing at higher rates and new loan volume at higher rates.

The increase in deposit interest expense was attributable to higher average money market account (“MMA”) balances

and to a lesser extent certificates of deposit (“CD”) balances and reflected a combination of re-mix from other deposit categories and higher rates for certain products.

Compared to the second quarter of 2023, the $0.9 million decrease was generally driven by higher deposit interest expense and lower
overnight funds and investment interest income, which outpaced an increase in loan interest income.

For the first six months of
2024, tax-equivalent net interest income totaled $77.8 million compared to $80.7 million for the same period of 2023.

The decrease
was primarily driven by the same aforementioned trends.
Our net interest margin for the second quarter of 2024 was 4.02%,

an increase of one basis point over the first quarter of 2024 and a
decrease of four basis points from the second quarter of 2023.

For the month of June 2024, our net interest margin was 4.04%.

For
the first six months of 2024, our net interest margin was 4.01% compared to 4.05% for the same period of 2023.

Compared to the
first quarter of 2024, the slight increase was primarily due to the favorable loan repricing that was partially offset by higher deposit
cost.

The decrease from both prior year periods reflected higher deposit cost related to re-mix within the deposit base and higher
rates paid on deposits, partially offset by higher

yields from new loan volume and existing loans repricing at higher rates.

For the
second quarter of 2024, our cost of funds was 97 basis points, an increase of nine basis points over the first quarter of 2024 and an
increase of 46 basis points over the second quarter of 2023.

Our cost of deposits (including noninterest bearing accounts) was 95 basis points, 85 basis points, and 43 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $1.2 million for the second quarter of 2024 compared to $0.9 million for the first
quarter of 2024 and $2.2 million for the second quarter of 2023.

Compared to the first quarter of 2024, the increase in the provision was primarily due to loan grade migration and slightly higher loss rates partially offset by lower loan balances.

For the first six
months of 2024, we recorded a provision for credit losses of $2.1 million compared to $5.3 million for the same period of 2023 with
the decrease driven primarily by lower new loan volume in 2024.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the second quarter of 2024 totaled $19.6 million compared to $18.1 million for the first quarter of 2024 and
$20.0 million for the second quarter of 2023.

The $1.5 million increase over the first quarter of 2024 was due to an increase in mortgage banking revenues driven by higher production.

Compared to the second quarter of 2023, the $0.4 million decrease was primarily attributable to a $1.7

million decrease in other income, which reflected a $1.4 million gain from the sale of mortgage
servicing rights in the second quarter of 2023, partially offset by a $1.0 million increase in mortgage banking revenues driven by

a
higher gain on sale margin,

and a $0.3 million increase in wealth management fees.

For the first six months of 2024, noninterest income totaled $37.7 million,

which is comparable to the same period of 2023 and
reflected a $2.0 million decrease in other income that was partially offset by a $1.0 increase in wealth management fees and a $1.0
million increase in mortgage banking revenues.

The decrease in other income was primarily attributable to the aforementioned

$1.4
million gain from the sale of mortgage servicing rights in 2023.

A decrease in vendor bonus income and miscellaneous income also contributed to the decrease.

The increase in wealth management fees was primarily driven by higher retail brokerage fees and to a
lesser extent trust fees.

The increase in mortgage banking revenues was due to a higher gain on sale margin.
Noninterest expense for the second quarter of 2024 totaled $40.4 million compared to $40.2 million for the first quarter of 2024 and
$40.3 million for the second quarter of 2024.

The $0.2 million increase over the first quarter of 2024 reflected a $0.2 million
increase in other expense which included the write-off

of obsolete assets from the remodeling of an office site and a core system migration in the second quarter of 2024.

Compared to the second quarter of 2023, the $0.1 million increase reflected a $1.0 million
increase in compensation expense and a $0.1 million increase in occupancy expense that was partially offset by a $1.0 million
decrease in other expense.

The increase in compensation expense reflected a $0.7 million increase in salary expense and a $0.3
million increase in associate benefit expense.

The increase in salary expense was primarily due to lower realized loan cost (credit offset to salary expense) of $0.5 million (lower new loan volume

)

and higher base salary expense of $0.3 million.

The increase in
associate benefit expense was attributable to higher expense for associate insurance.

The increase in occupancy expense was due to
higher expense for maintenance agreements (security upgrades).

The decrease in other expense was due to a one-time payment for
$0.8 million in the second quarter of 2023 related to a consulting engagement for the negotiation of a new core processing
agreement.

For the first six months of 2024, noninterest expense totaled $80.6 million compared to $78.0 million for the same period of 2023
with the $2.6 million increase attributable to increases in compensation expense of $1.8 million, occupancy expense of $0.4 million,
and other expense of $0.4 million.

The increase in compensation expense was primarily due to a lower level of realized loan cost
(credit offset to salary expense) of $2.0 million (lower

new loan volume) and higher base salary expense of $0.8 million (primarily annual merit raises), partially offset by lower commission

expense of $1.1

million.

The increase in occupancy was driven by an
increase in expense for maintenance agreements (security upgrades and addition of interactive teller machines).

The increase in
other expense reflected a $1.8 million gain from the sale of a banking office in the first quarter of 2023 that was partially offset by
lower pension plan expense of $0.6 million (service cost) and the favorable impact of the aforementioned one-time consulting
expense of $0.8 million in 2023.

Income Taxes
We realized income

tax expense of $3.2 million (effective rate of 18.5%) for the second quarter of 2024

compared to $3.5 million
(effective rate of 23.0%) for the first quarter of 2024 and

$3.4 million (effective rate of 19.4%) for the second quarter of 202

3.

For
the first six months of 2024, we realized income tax expense of $6.7 million (effective rate of 20.6%) compared to $7.1 million
(effective rate of 20.4%) for the same period of 2023.

The decrease in our effective tax rate for the second quarter of 2024 was
primarily due to a higher level of tax benefit accrued from a new investment in a solar tax credit equity fund.

Absent discrete items,
we expect our annual effective tax rate to approximate 20-21%

for 2024.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.935 billion for the second quarter of 2024, an increase of $85.7 million, or

2.2%, over the first
quarter of 2024, and an increase of $111.3

million, or 2.9%, over the fourth quarter of 2023.

The variance for both prior period
comparisons was driven by an increase in deposit balances (see below – Deposits ), resulting in higher levels of overnight funds sold.

Compared to the fourth quarter of 2023, the change in the earning asset mix reflect ed a $162.7 million increase in overnight
funds and a $15.5 million increase in loans held for investment (“HFI”)

that was partially offset by lower investment securities of
$43.4 million, and loans held for sale of $23.5 million.

Average loans

HFI decreased $1.9 million, or 0.1%, from the first quarter of 2024 and increased $15.5 million, or 0.6%, over the
fourth quarter of 2023.

Compared to the first quarter of 2024, the slight decrease was driven by a decline in the consumer loans
(primarily indirect auto) of $19.0 million, partially offset by increases in residential real estate loans of $10.1 million and commercial real estate loans of $8.0 million.

Compared to the fourth quarter of 2023, the increase was primarily attributable to a
$51.8 million increase in residential real estate loans that was partially offset by a decrease of $35.0 million in consumer loans
(primarily indirect auto).

Period end loans HFI decreased $40.9 million, or 1.5%, from the first quarter of 2024

and decreased $43.7 million, or 1.6%, from
the fourth quarter of 2023.

Compared to the first quarter of 2024, the decline reflected a $20.0 million decrease in consumer loans
(primarily indirect auto) and a $13.3 million decrease in commercial loans

(primarily tax-exempt loans).

The decrease from the
fourth quarter of 2023

was primarily attributable to a $36.8 million decrease in consumer loans (primarily indirect auto) and
commercial loans of $20.2 million (primarily tax-exempt loans)

that was partially offset by a $11.3 million

increase in residential
real estate loans.

Allowance for Credit Losses
At June 30, 2024, the allowance for credit losses for HFI loans totaled $29.2 million compared to $29.3 million at March 31, 2024
and $29.9 million at December 31, 2023.

Activity within the allowance is provided on Page 9.

The slight decrease in the allowance
from March 31, 2024 reflected a lower level of net charge

-offs (18 basis points for the second quarter of 2024 versus 22 basis points for the first quarter of 2024) that was offset by a higher

credit loss provision (see above –
Provision for Credit Losses
).

The
decrease in the allowance from December 31, 2023 was primarily due to lower loan balances.

At June 30, 2024, the allowance
represented 1.09% of HFI loans compared to 1.07% at March 30, 2024,

and 1.10% at December 31, 2023.

Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$6.2 million at June 30, 2024 compared to $6.8 million at
March 31, 2024 and $6.2 million at December 31, 2023.

At June 30, 2024, nonperforming assets as a percent of total assets equaled
0.15%, compared to 0.16% at March 31, 2024 and 0.15% at December 31, 2023.

Nonaccrual loans totaled $5.5 million at June 30,
2024,

a $1.3 million decrease from March 31, 2024 and a $0.7 million decrease from December

31, 2024.

Further, classified loans
totaled $25.6 million at June 30, 2024, a $3.3 million increase over

March 31, 2024 and a $3.4 million increase over December 31,
2023.
Deposits
Average total

deposits were $3.641 billion for the second quarter of 2024, an increase of $64.5 million, or 1.8%, over the first
quarter of 2024 and an increase of $92.5 million, or 2.6%, over the fourth quarter of 2023.

Compared to both prior periods, growth
occurred in both money market and CD balances which reflected a combination of balances migrating from savings,

and to a lesser
extent noninterest bearing accounts,

in addition to receiving new deposits from existing and new clients via various deposit strategies.

In addition, compared to the fourth quarter of 2023, the increase in NOW balances reflected higher average public funds
balances as municipal tax receipts are received/deposited by those clients starting in late November.

To a lesser extent, we have
realized NOW account inflows from new and existing business accounts which reflected our bankers focus on deposit gathering
initiatives.

At June 30, 2024, total deposits were $3.609 billion, a decrease of $46.2 million, or 1.3%, from March 31, 2024, and a decrease of
$93.3 million, or 2.5%, from December 31, 2023.

The decreases from both prior periods was primarily due to lower NOW account balances,

partially offset by the aforementioned growth in money

market and CD balances from both new and existing clients.

The
decline in NOW accounts primarily reflects seasonal public fund balance activity.

Total public funds balances

were $575.0 million
at June 30, 2024, $615.0 million at March 31, 2024, and $709.8 million at December 31, 2023.

Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $262.4 million in the second quarter of 2024

compared to $140.5 million in the first quarter of 2024 and $99.8 million in
the fourth quarter of 2023.

Compared to both prior periods, the increase was primarily driven by higher average deposits and
investment portfolio cash flow run-off.

At June 30, 2024, we had the ability to generate approximately $1.

500 billion (excludes overnight funds position of $273 million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings,
the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits, and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At June 30, 2024, the weighted-average
maturity and duration of our portfolio were 2.67 years and 2.16, respectively,

and the available-for-sale portfolio had a net
unrealized tax-effected loss of $24.5 million.

Capital
Shareowners’ equity was $461.0 million at June 30, 2024 compared to $448.3 million at March 31, 2024 and $440.6 million at
December 31, 2023.

For the first six months of 2024, shareowners’ equity was positively impacted by net income attributable to
shareowners of $26.7 million, a $1.2 million decrease in the net unrealized loss on available for sale securities, net adjustments
totaling $0.9

million related to transactions under our stock compensation plans, stock compensation accretion of $0.7

million, and a
$0.3 million increase in the fair value of the interest rate swap related to subordinated debt.

Shareowners’ equity was reduced by a
common stock dividend of $7.1 million ($0.42 per share) and the repurchase of common stock of $2.3 million (82,540 shares).
At June 30, 2024, our total risk-based capital ratio was 17.50% compared to 16.84% at

March 31, 2024 and 16.57% at December
31, 2023.

Our common equity tier 1 capital ratio was 14.44%, 13.82%, and 13.52%, respectively,

on these dates.

Our leverage ratio
was 10.51%, 10.45%, and 10.30%, respectively,

on these dates.

At June 30, 2024, all our regulatory capital ratios exceeded the thresholds to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
(non-GAAP financial measure) was 8.91% at June 30, 2024 compared to 8.53%

and 8.26% at March 31, 2024 and December 31,
2023,

respectively.

If our unrealized held-to-maturity securities losses of $21.7 million (after-tax)

were recognized in accumulated
other comprehensive loss, our adjusted tangible capital ratio would be

8.38%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.2

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 63 banking offices and 105 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry; the effects of changes in the levels of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances; inflation, interest rate, market and monetary fluctuations; uncertainty in the pricing of residential mortgage loans that we sell, as well as
competition for the mortgage servicing rights related to these loans;

interest rate risk and price risk resulting from retaining mortgage servicing rights and the effects of higher interest rates on our loan origination volumes; changes in monetary and fiscal policies of
the U.S. Government; the cost and effects of cybersecurity

incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; the effects of fraud related to debit card products; the accuracy of our financial statement estimates and assumptions; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio; the strength of the local economies in which we operate;

our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of
residential mortgages; our ability to retain key personnel; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict,

terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject; the impact of the restatement of our previously issued consolidated
statements of cash flows; any deficiencies in the processes undertaken to effect these restatements and to identify and correct all
errors in our historical financial statements that may require restatement;

any inability to implement and maintain effective internal
control over financial reporting and/or disclosure control or inability to remediate our existing material weaknesses in our internal
controls deemed ineffective; the willingness of clients to accept third-party products and services rather than our products and services; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our
reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities
and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K/A for the fiscal year ended December 31, 2023, and our other filings with the SEC, which are
available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could
differ, except as may be required

by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023
Shareowners' Equity (GAAP) $ 460,999 $ 448,314 $ 440,625 $ 419,706 $ 412,422
Less: Goodwill and Other Intangibles (GAAP) 92,853 92,893 92,933 92,973 93,013
Tangible Shareowners' Equity (non-GAAP) A 368,146 355,421 347,692 326,733 319,409
Total Assets (GAAP) 4,225,695 4,259,922 4,304,477 4,138,287 4,391,206
Less: Goodwill and Other Intangibles (GAAP) 92,853 92,893 92,933 92,973 93,013
Tangible Assets (non-GAAP) B $ 4,132,842 $ 4,167,029 $ 4,211,544 $ 4,045,314 $ 4,298,193
Tangible Common Equity Ratio (non-GAAP) A/B 8.91% 8.53% 8.26% 8.08% 7.43%
Actual Diluted Shares Outstanding (GAAP) C 16,970,228 16,947,204 17,000,758 16,997,886 17,025,023
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 21.69 $ 20.97 $ 20.45 $ 19.22 $ 18.76

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2024 Mar 31, 2024 Jun 30, 2023 Jun 30, 2024 Jun 30, 2023
EARNINGS
Net Income Attributable to Common Shareowners $ 14,150 $ 12,557 $ 14,174 $ 26,707 $ 27,883
Diluted Net Income Per Share $ 0.83 $ 0.74 $ 0.83 $ 1.57 $ 1.64
PERFORMANCE
Return on Average Assets (annualized) 1.33% 1.21% 1.32% 1.27% 1.29%
Return on Average Equity (annualized) 12.23 11.07 13.58 11.66 13.67
Net Interest Margin 4.02 4.01 4.06 4.01 4.05
Noninterest Income as % of Operating Revenue 33.30 32.06 33.22 32.69 31.90
Efficiency Ratio 68.61% 71.06% 66.93% 69.81% 65.82%
CAPITAL ADEQUACY
Tier 1 Capital

16.31% 15.67% 14.56% 16.31% 14.56%
Total Capital

17.50 16.84 15.68 17.50 15.68
Leverage

10.51 10.45 9.54 10.51 9.54
Common Equity Tier 1 14.44 13.82 12.73 14.44 12.73
Tangible Common Equity
(1)
8.91 8.53 7.43 8.91 7.43
Equity to Assets 10.91% 10.52% 9.39% 10.91% 9.39%
ASSET QUALITY
Allowance as % of Non-Performing Loans 529.79% 431.46% 426.44% 529.79% 426.44%
Allowance as a % of Loans HFI 1.09 1.07 1.05 1.09 1.05
Net Charge-Offs as % of Average Loans HFI 0.18 0.22 0.07 0.20 0.15
Nonperforming Assets as % of Loans HFI and OREO 0.23 0.25 0.25 0.23 0.25
Nonperforming Assets as % of Total Assets 0.15% 0.16% 0.15% 0.15% 0.15%
STOCK PERFORMANCE
High

$ 28.58 $ 31.34 $ 34.16 $ 31.34 $ 36.86
Low 25.45 26.59 28.03 25.45 28.03
Close $ 28.44 $ 27.70 $ 30.64 $ 28.44 $ 30.64
Average Daily Trading Volume 29,861 31,023 33,412 30,433 37,574
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2024 2023
(Dollars in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 75,304 $ 73,642 $ 83,118 $ 72,379 $ 83,679
Funds Sold and Interest Bearing Deposits 272,675 231,047 228,949 95,119 285,129
Total Cash and Cash Equivalents 347,979 304,689 312,067 167,498 368,808
Investment Securities Available for Sale 310,941 327,338 337,902 334,052 386,220
Investment Securities Held to Maturity 582,984 603,386 625,022 632,076 641,398
Other Equity Securities 2,537 3,445 3,450 3,585 1,703

Total Investment Securities
896,462 934,169 966,374 969,713 1,029,321
Loans Held for Sale

24,022 24,705 28,211 34,013 44,659
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 204,990 218,298 225,190 221,704 227,219
Real Estate - Construction 200,754 202,692 196,091 197,526 226,404
Real Estate - Commercial 823,122 823,690 825,456 828,234 831,285
Real Estate - Residential 1,012,541 1,012,791 1,001,257 966,512 893,384
Real Estate - Home Equity 211,126 214,617 210,920 203,606 203,142
Consumer 234,212 254,168 270,994 285,122 295,646
Other Loans 2,286 3,789 2,962 1,401 5,425
Overdrafts 1,192 1,127 1,048 1,076 1,007
Total Loans Held for Investment 2,690,223 2,731,172 2,733,918 2,705,181 2,683,512
Allowance for Credit Losses (29,219) (29,329) (29,941) (29,083) (28,243)
Loans Held for Investment, Net 2,661,004 2,701,843 2,703,977 2,676,098 2,655,269
Premises and Equipment, Net 81,414 81,452 81,266 81,677 82,062
Goodwill and Other Intangibles 92,853 92,893 92,933 92,973 93,013
Other Real Estate Owned 650 1 1 1 1
Other Assets 121,311 120,170 119,648 116,314 118,073
Total Other Assets 296,228 294,516 293,848 290,965 293,149
Total Assets $ 4,225,695 $ 4,259,922 $ 4,304,477 $ 4,138,287 $ 4,391,206
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,343,606 $ 1,361,939 $ 1,377,934 $ 1,472,165 $ 1,520,134
NOW Accounts 1,177,180 1,212,452 1,327,420 1,092,996 1,269,839
Money Market Accounts 413,594 398,308 319,319 304,323 321,743
Savings Accounts 514,560 530,782 547,634 571,003 590,245
Certificates of Deposit 159,624 151,320 129,515 99,958 86,905
Total Deposits 3,608,564 3,654,801 3,701,822 3,540,445 3,788,866
Repurchase Agreements 22,463 23,477 26,957 22,910 22,619
Other Short-Term Borrowings 3,307 8,409 8,384 18,786 28,054
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 1,009 265 315 364 414
Other Liabilities 69,987 65,181 66,080 75,585 77,192
Total Liabilities 3,758,217 3,805,020 3,856,445 3,710,977 3,970,032
Temporary Equity 6,479 6,588 7,407 7,604 8,752
SHAREOWNERS' EQUITY
Common Stock 169 169 170 170 170
Additional Paid-In Capital 35,547 34,861 36,326 36,182 36,853
Retained Earnings 445,959 435,364 426,275 418,030 408,771
Accumulated Other Comprehensive Loss, Net of Tax (20,676) (22,080) (22,146) (34,676) (33,372)
Total Shareowners' Equity 460,999 448,314 440,625 419,706 412,422
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,225,695 $ 4,259,922 $ 4,304,477 $ 4,138,287 $ 4,391,206
OTHER BALANCE SHEET DATA
Earning Assets $ 3,883,382 $ 3,921,093 $ 3,957,452 $ 3,804,026 $ 4,042,621
Interest Bearing Liabilities 2,344,624 2,377,900 2,412,431 2,163,227 2,372,706
Book Value Per Diluted Share $ 27.17 $ 26.45 $ 25.92 $ 24.69 $ 24.21
Tangible Book Value

Per Diluted Share
(1)
21.69 20.97 20.45 19.22 18.76
Actual Basic Shares Outstanding 16,942 16,929 16,950 16,958 16,992
Actual Diluted Shares Outstanding 16,970 16,947 17,001 16,998 17,025
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 6.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2024 2023
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2024 2023
INTEREST INCOME
Loans, including Fees $ 41,138 $ 40,683 $ 40,407 $ 39,344 $ 37,608 $ 81,821 $ 72,499
Investment Securities 4,004 4,244 4,392 4,561 4,815 8,248 9,739
Federal Funds Sold and Interest Bearing Deposits 3,624 1,893 1,385 1,848 2,782 5,517 6,893
Total Interest Income 48,766 46,820 46,184 45,753 45,205 95,586 89,131
INTEREST EXPENSE
Deposits 8,579 7,594 5,872 5,214 4,008 16,173 6,496
Repurchase Agreements 217 201 199 190 115 418 124
Other Short-Term Borrowings 68 39 310 440 336 107 788
Subordinated Notes Payable 630 628 627 625 604 1,258 1,175
Other Long-Term Borrowings 3 3 5 4 5 6 11
Total Interest Expense 9,497 8,465 7,013 6,473 5,068 17,962 8,594
Net Interest Income 39,269 38,355 39,171 39,280 40,137 77,624 80,537
Provision for Credit Losses 1,204 920 2,025 2,393 2,197 2,124 5,296
Net Interest Income after Provision for Credit Losses 38,065 37,435 37,146 36,887 37,940 75,500 75,241
NONINTEREST INCOME
Deposit Fees 5,377 5,250 5,304 5,456 5,326 10,627 10,565
Bank Card Fees 3,766 3,620 3,713 3,684 3,795 7,386 7,521
Wealth Management Fees 4,439 4,682 4,276 3,984 4,149 9,121 8,077
Mortgage Banking Revenues 4,381 2,878 2,327 1,839 3,363 7,259 6,234
Other

1,643 1,667 1,537 1,765 3,334 3,310 5,328
Total Noninterest Income 19,606 18,097 17,157 16,728 19,967 37,703 37,725
NONINTEREST EXPENSE
Compensation 24,406 24,407 23,822 23,003 23,438 48,813 46,962
Occupancy, Net 6,997 6,994 7,098 6,980 6,820 13,991 13,582
Other

9,038 8,770 9,038 9,122 10,027 17,808 17,417
Total Noninterest Expense 40,441 40,171 39,958 39,105 40,285 80,612 77,961
OPERATING PROFIT 17,230 15,361 14,345 14,510 17,622 32,591 35,005
Income Tax Expense 3,189 3,536 2,909 3,004 3,417 6,725 7,126
Net Income 14,041 11,825 11,436 11,506 14,205 25,866 27,879
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 109 732 284 1,149 (31) 841 4
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 14,150 $ 12,557 $ 11,720 $ 12,655 $ 14,174 $ 26,707 $ 27,883
PER COMMON SHARE
Basic Net Income $ 0.84 $ 0.74 $ 0.69 $ 0.75 $ 0.83 $ 1.58 $ 1.64
Diluted Net Income 0.83 0.74 0.70 0.74 0.83 1.57 1.64
Cash Dividend

$ 0.21 $ 0.21 $ 0.20 $ 0.20 $ 0.18 $ 0.42 $ 0.36
AVERAGE

SHARES
Basic

16,931 16,951 16,947 16,985 17,002 16,941 17,009
Diluted

16,960 16,969 16,997 17,025 17,035 16,964 17,040

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2024 2023
Six Months Ended

June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2024 2023
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,329 $ 29,941 $ 29,083 $ 28,243 $ 26,808 $ 29,941 $ 25,068
Transfer from Other (Assets) Liabilities - (50) 66 - - (50) -
Provision for Credit Losses 1,129 932 2,354 1,993 1,922 2,061 5,182
Net Charge-Offs (Recoveries) 1,239 1,494 1,562 1,153 487 2,733 2,007
Balance at End of Period $ 29,219 $ 29,329 $ 29,941 $ 29,083 $ 28,243 $ 29,219 $ 28,243
As a % of Loans HFI 1.09% 1.07% 1.10% 1.08% 1.05% 1.09% 1.05%
As a % of Nonperforming Loans 529.79% 431.46% 479.70% 619.58% 426.44% 529.79% 426.44%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 3,121 $ 3,191 $ 3,502 $ 3,120 $ 2,833 $ 3,191 $ 2,989
Provision for Credit Losses

18 (70) (311) 382 287 (52) 131
Balance at End of Period
(1)
3,139 3,121 3,191 3,502 3,120 3,139 3,120
ACL - DEBT SECURITIES
Provision for Credit Losses

$ 57 $ 58 $ (18) $ 18 $ (12) $ 115 $ (17)
CHARGE-OFFS
Commercial, Financial and Agricultural $ 400 $ 282 $ 217 $ 76 $ 54 $ 682 $ 218
Real Estate - Construction - - - - - - -
Real Estate - Commercial - - - - - - 120
Real Estate - Residential - 17 79 - - 17 -
Real Estate - Home Equity - 76 - - 39 76 39
Consumer 1,061 1,550 1,689 1,340 993 2,611 2,725
Overdrafts 571 638 602 659 894 1,209 1,528
Total Charge-Offs $ 2,032 $ 2,563 $ 2,587 $ 2,075 $ 1,980 $ 4,595 $ 4,630
RECOVERIES
Commercial, Financial and Agricultural $ 59 $ 41 $ 83 $ 28 $ 71 $ 100 $ 166
Real Estate - Construction - - - - 1 - 2
Real Estate - Commercial 19 204 16 17 11 223 19
Real Estate - Residential 23 37 34 30 132 60 189
Real Estate - Home Equity 37 24 17 53 131 61 156
Consumer 313 410 433 418 514 723 1,085
Overdrafts 342 353 442 376 633 695 1,006
Total Recoveries $ 793 $ 1,069 $ 1,025 $ 922 $ 1,493 $ 1,862 $ 2,623
NET CHARGE-OFFS (RECOVERIES) $ 1,239 $ 1,494 $ 1,562 $ 1,153 $ 487 $ 2,733 $ 2,007
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.18% 0.22% 0.23% 0.17% 0.07% 0.20% 0.15%
CREDIT QUALITY
Nonaccruing Loans $ 5,515 $ 6,798 $ 6,242 $ 4,694 $ 6,623
Other Real Estate Owned 650 1 1 1 1
Total Nonperforming Assets ("NPAs") $ 6,165 $ 6,799 $ 6,243 $ 4,695 $ 6,624
Past Due Loans 30-89 Days

$ 5,672 $ 5,392 $ 6,854 $ 5,577 $ 4,207
Classified Loans 25,566 22,305 22,203 21,812 14,973
Nonperforming Loans as a % of Loans HFI 0.21% 0.25% 0.23% 0.17% 0.25%
NPAs as a % of Loans HFI and Other Real Estate 0.23% 0.25% 0.23% 0.17% 0.25%
NPAs as a % of

Total Assets
0.15% 0.16% 0.15% 0.11% 0.15%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Second Quarter 2024 First Quarter 2024 Fourth Quarter 2023 Third Quarter 2023 Second Quarter 2023 Jun 2024 YTD Jun 2023 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 26,281 $ 517 5.26% $ 27,314 $ 563 5.99% $ 49,790 $ 817 6.50% $ 62,768 971 6.14% $ 54,350 $ 800 5.90% $ 26,797 $ 1,080 5.62% $ 54,728 $ 1,445 5.32%
Loans Held for Investment
(1)
2,726,748 40,683 6.03 2,728,629 40,196 5.95 2,711,243 39,679 5.81 2,672,653 38,455 5.71 2,657,693 36,890 5.55 2,727,688 80,879 5.99 2,620,252 71,232 5.48
Investment Securities
Taxable Investment Securities 918,989 3,998 1.74 952,328 4,239 1.78 962,322 4,389 1.81 1,002,547 4,549 1.80 1,041,202 4,803 1.84 935,658 8,237 1.76 1,051,232 9,716 1.85
Tax-Exempt Investment Securities
(1)
843 9 4.36 856 9 4.34 862 7 4.32 2,456 17 2.66 2,656 17 2.47 850 18 4.35 2,747 33 2.41
Total Investment Securities 919,832 4,007 1.74 953,184 4,248 1.78 963,184 4,396 1.82 1,005,003 4,566 1.81 1,043,858 4,820 1.84 936,508 8,255 1.76 1,053,979 9,749 1.85
Federal Funds Sold and Interest
Bearing Deposits 262,419 3,624 5.56 140,488 1,893 5.42 99,763 1,385 5.51 136,556 1,848 5.37 218,902 2,782 5.10 201,454 5,517 5.51 289,543 6,893 4.80
Total Earning Assets 3,935,280 $ 48,831 4.99% 3,849,615 $ 46,900 4.90% 3,823,980 $ 46,277 4.80% 3,876,980 $ 45,840 4.69% 3,974,803 $ 45,292 4.57% 3,892,447 $ 95,731 4.94% 4,018,502 $ 89,319 4.48%
Cash and Due From Banks 74,803 75,763 76,681 75,941 75,854 75,283 75,250
Allowance for Credit Losses (29,564) (30,030) (29,998) (29,172) (27,893) (29,797) (26,771)
Other Assets 291,669 295,275 296,114 295,106 297,837 293,473 298,999
Total Assets $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,231,406 $ 4,365,980
LIABILITIES:
Noninterest Bearing Deposits $ 1,346,546 $ 1,344,188 $ 1,416,825 $ 1,474,574 $ 1,539,877 $ 1,345,367 $ 1,570,642
NOW Accounts 1,207,643 $ 4,425 1.47% 1,201,032 $ 4,497 1.51% 1,138,461 $ 3,696 1.29% 1,125,171 $ 3,489 1.23% 1,200,400 $ 3,038 1.01% 1,204,337 $ 8,922 1.49% 1,214,585 $ 5,190 0.86%
Money Market Accounts 407,387 2,752 2.72 353,591 1,985 2.26 318,844 1,421 1.77 322,623 1,294 1.59 288,466 747 1.04 380,489 4,737 2.50 278,077 955 0.69
Savings Accounts 519,374 176 0.14 539,374 188 0.14 557,579 202 0.14 579,245 200 0.14 602,848 120 0.08 529,374 364 0.14 616,045 196 0.06
Time Deposits 160,078 1,226 3.08 138,328 924 2.69 116,797 553 1.88 95,203 231 0.96 87,973 103 0.47 149,203 2,150 2.90 88,819 155 0.35
Total Interest Bearing Deposits 2,294,482 8,579 1.50 2,232,325 7,594 1.37 2,131,681 5,872 1.09 2,122,242 5,214 0.97 2,179,687 4,008 0.74 2,263,403 16,173 1.44 2,197,526 6,496 0.60
Total Deposits 3,641,028 8,579 0.95 3,576,513 7,594 0.85 3,548,506 5,872 0.66 3,596,816 5,214 0.58 3,719,564 4,008 0.43 3,608,770 16,173 0.90 3,768,168 6,496 0.35
Repurchase Agreements 26,999 217 3.24 25,725 201 3.14 26,831 199 2.94 25,356 190 2.98 17,888 115 2.58 26,362 418 3.19 13,639 124 1.83
Other Short-Term Borrowings 6,592 68 4.16 3,758 39 4.16 16,906 310 7.29 24,306 440 7.17 17,834 336 7.54 5,176 107 4.16 27,745 788 5.73
Subordinated Notes Payable 52,887 630 4.71 52,887 628 4.70 52,887 627 4.64 52,887 625 4.62 52,887 604 4.52 52,887 1,258 4.70 52,887 1,175 4.42
Other Long-Term Borrowings 258 3 4.31 281 3 4.80 336 5 4.72 387 4 4.73 431 5 4.80 270 6 4.56 455 11 4.80
Total Interest Bearing Liabilities 2,381,218 $ 9,497 1.60% 2,314,976 $ 8,465 1.47% 2,228,641 $ 7,013 1.25% 2,225,178 $ 6,473 1.15% 2,268,727 $ 5,068 0.90% 2,348,098 $ 17,962 1.54% 2,292,252 $ 8,594 0.76%
Other Liabilities 72,634 68,295 78,772 83,099 84,305 70,464 82,765
Total Liabilities 3,800,398 3,727,459 3,724,238 3,782,851 3,892,909 3,763,929 3,945,659
Temporary Equity 6,493 7,150 7,423 8,424 8,935 6,821 8,869
SHAREOWNERS' EQUITY: 465,297 456,014 435,116 427,580 418,757 460,656 411,452
Total Liabilities, Temporary

Equity
and Shareowners' Equity $ 4,272,188 $ 4,190,623 $ 4,166,777 $ 4,218,855 $ 4,320,601 $ 4,231,406 $ 4,365,980
Interest Rate Spread $ 39,334 3.38% $ 38,435 3.43% $ 39,264 3.55% $ 39,367 3.54% $ 40,224 3.67% $ 77,769 3.40% $ 80,725 3.73%
Interest Income and Rate Earned
(1)
48,831 4.99 46,900 4.90 46,277 4.80 45,840 4.69 45,292 4.57 95,731 4.94 89,319 4.48
Interest Expense and Rate Paid
(2)
9,497 0.97 8,465 0.88 7,013 0.73 6,473 0.66 5,068 0.51 17,962 0.93 8,594 0.43
Net Interest Margin $ 39,334 4.02% $ 38,435 4.01% $ 39,264 4.07% $ 39,367 4.03% $ 40,224 4.06% $ 77,769 4.01% $ 80,725 4.05%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.